INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED NOVEMBER 30, 2018 TO THE PROSPECTUS

DATED FEBRUARY 28, 2018,

AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco Active U.S. Real Estate ETF

Invesco Multi-Strategy Alternative ETF

Invesco S&P 500 Downside Hedge ETF

Invesco Variable Rate Investment Grade ETF

Effective on or around December 3, 2018, the Prospectus is revised as follows:

The section titled “Additional Information About the Funds’ Strategies and Risks—Non-Principal Investment Strategies” is amended by adding the following immediately after the subsection “—Borrowing Money”:

Securities Lending

Each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, each Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

The section titled “Additional Information About the Funds’ Strategies and Risks—Additional Risks of Investing in the Funds” is amended by adding the following immediately before the subsection “—Shares May Trade at Prices Different than NAV”:

Securities Lending Risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Fund were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and a Fund will bear any loss on the investment of its cash collateral.

Please Retain This Supplement For Future Reference.

P-PS-Actively Managed PSR LALT PHDG VRIG 113018